EXHIBIT 10.4

NOTE REPAYMENT AND SETTLEMENT AGREEMENT

THIS NOTE REPAYMENT AND SETTLEMENT AGREEMENT (“Agreement”), dated as of November 24, 2004, by and among Madison River Telephone Company, LLC (“MRTC”), Daniel M. Bryant (“D. Bryant”), G. Allan Bryant (“G. Bryant”), Linda S. Bryant (“L. Bryant”) and The Michael E. Bryant Life Trust (the “Trust,” and together with D. Bryant, G. Bryant and L. Bryant, the “Bryant Group”).

WHEREAS, each of D. Bryant, G. Bryant jointly with L. Bryant and the Trust holds a term note issued by MRTC, dated April 10, 2002, in the original principal amount of $6,666,666.67, as amended pursuant to that certain Note Amendment and Mortgage Prepayment Agreement, dated as of December 29, 2003, by and among MRTC, Coastal Communications, Inc. (“CCI”), the Bryant Group, The Glenn E. Bryant Trust and G. Bryant and D. Bryant as Administrators, CTA for the Estate of Glenn E. Bryant, deceased and the Bryant Brothers Business Interests Partnership (each a “Note” and collectively, the “Notes”); and each of D. Bryant, G. Bryant and the Trust holds (i) 6,000,000 Class A membership units issued at $1 per unit in MRTC (collectively, the “Owned MRTC Units”) and (ii) 30 shares of Series A Stock of CCI (collectively, the “CCI Shares” and together with the Notes and the Owned MRTC Units, the “Bryant Group Interests”);

WHEREAS, the parties hereto desire to effectuate the payment of the Pay-Off Amount (as defined below), the payment of the Final Settlement Payment (as defined below) and the MRTC Unit Issuance (as defined below) (collectively, the “Transactions”) hereby contemplated upon the terms set forth herein;

NOW THEREFORE, in consideration of the premises, the mutual promises of the parties hereto and the mutual benefits to be gained by the performance thereof, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, MRTC, for its successors and permitted assigns, and the Bryant Group, for themselves, their heirs, personal representatives and permitted assigns, hereby agree as follows:

Section 1. MRTC’s Representations and Warranties. MRTC represents and warrants to each member of the Bryant Group as follows:

(a) Authority. MRTC has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(b) Enforceability. This Agreement has been duly executed and delivered by MRTC, and, assuming due and valid authorization, execution and delivery hereof by each member of the Bryant Group, constitutes a legal, valid and binding obligation of MRTC, enforceable against MRTC in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought.

Section 2. D. Bryant’s Representations and Warranties. D. Bryant represents and warrants to MRTC as follows:

(a) Authority. D. Bryant has the legal capacity and the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby.

(b) Enforceability. This Agreement has been duly executed and delivered by D. Bryant, and, assuming due and valid authorization, execution and delivery hereof by MRTC, constitutes a legal, valid and binding agreement of D. Bryant, enforceable against D. Bryant in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought.

(c) Representation of Ownership. D. Bryant beneficially owns a Note free and clear of any liens and encumbrances.

Section 3. G. Bryant’s Representations and Warranties. G. Bryant represents and warrants to MRTC as follows:

(a) Authority. G. Bryant has the legal capacity and the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby.

(b) Enforceability. This Agreement has been duly executed and delivered by G. Bryant, and, assuming due and valid authorization, execution and delivery hereof by MRTC, constitutes a legal, valid and binding agreement of G. Bryant, enforceable against G. Bryant in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought.

(c) Representation of Ownership. G. Bryant beneficially owns a Note, jointly with L. Bryant, free and clear of any liens and encumbrances.

Section 4. L. Bryant’s Representations and Warranties. L. Bryant represents and warrants to MRTC as follows:

(a) Authority. L. Bryant has the legal capacity and the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby.

(b) Enforceability. This Agreement has been duly executed and delivered by L. Bryant, and, assuming due and valid authorization, execution and delivery hereof by MRTC, constitutes a legal, valid and binding agreement of L. Bryant, enforceable against L. Bryant in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought.

(c) Representation of Ownership. L. Bryant, jointly with G. Bryant, beneficially owns a Note free and clear of any liens and encumbrances.

Section 5. The Trust’s Representations and Warranties. The Trust represents and warrants to MRTC as follows:

(a) Authority. The Trust has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(b) Enforceability. This Agreement has been duly executed and delivered by the Trust, and, assuming due and valid authorization, execution and delivery hereof by MRTC, constitutes a legal, valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought.

(c) Representation of Ownership. The Trust beneficially owns a Note free and clear of any liens and encumbrances.

Section 6. Bryant Unit Group Representations in connection with the MRTC Unit Issuance. Each of D. Bryant, G. Bryant and Trust (the “Bryant Unit Group”) represents and warrants, on his, her or its own behalf, to MRTC as follows:

(a) Investor Sophistication.

(i) Such member of the Bryant Unit Group is an “accredited investor” as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and is acquiring the Issued MRTC Units (as defined below) for investment solely for his, her or its account and not with a view to or in connection with the distribution thereof in violation of the Securities Act, or any applicable state or foreign securities laws, and the Issued MRTC Units will not be disposed of in contravention of the Securities Act or any applicable state or foreign securities laws.

(ii) Such member of the Bryant Unit Group understands that (y) any investment in the Issued MRTC Units is inherently risky and (z) there can be no assurance that MRTC or its subsidiaries will be successful in conducting any operations or generating any revenue in the future. The financial situation of such member of the Bryant Unit Group is such that he, she or it can afford to bear the economic risk of holding the Issued MRTC Units for an indefinite period, and he, she or it can afford to suffer the complete loss of the investment in the Issued MRTC Units.

(iii) Such member of the Bryant Unit Group will comply with the reasonable requests of MRTC, including the furnishing of documents, as may be necessary or advisable to substantiate such person’s status as a qualifying investor in connection with the private offering of the Issued MRTC Units to the Bryant Unit Group. Such member of the Bryant Unit Group represents and warrants that all information contained in such documents, and in any other information concerning the status of the member of the Bryant Unit Group furnished by such person to MRTC in connection with such requests, is, or will be as of the time furnished, true, correct and complete in all material respects.

(iv) Such member of the Bryant Unit Group has (w) carefully reviewed and is familiar with the transactions contemplated by this Agreement, including the Transactions, (x) carefully reviewed any materials furnished to him, her or it in connection with the transaction contemplated hereby, including the Transactions, (y) been granted the opportunity to ask questions of, and receive answers from, representatives of MRTC concerning MRTC or its subsidiaries and (z) the knowledge and experience in financial and business matters necessary to evaluate the risks of an investment in the Issued MRTC Units. Such member of the Bryant Unit Group acknowledges that MRTC has not made any representations or warranties other than the representations and warranties contained in this Agreement.

(b) Residence. G. Bryant represents that he is a resident of Georgia; D. Bryant represents that he is a resident of Georgia; and the Trust represents that it is a resident of Georgia. If any member of the Bryant Unit Group is a resident of a jurisdiction that requires MRTC to ascertain certain other information regarding such person, MRTC may attach a page to this Agreement containing additional representations to be made by such person in connection with his, her or its investment in the Issued MRTC Units, and by signing this Agreement, such member of the Bryant Unit Group shall be deemed to have made such additional representations to MRTC. Each member of the Bryant Unit Group represents and warrants, on his, her or its own behalf that the sale and issuance by MRTC to such person of the Issued MRTC Units does not violate the laws of any jurisdiction to which the person is subject.

(c) Issued MRTC Units Unregistered. Each member of the Bryant Unit Group acknowledges, on his, her or its own behalf, that MRTC has advised him, her or it that:

(i) the issuance of the Issued MRTC Units has not been and will not be registered under the Securities Act or qualified under any state securities or “blue sky” laws or the laws of any other country or foreign jurisdiction or regulatory authority;

(ii) the Issued MRTC Units may be held indefinitely, and each member of the Bryant Unit Group may be required to continue to bear the economic risk of its investment in the Issued MRTC Units unless the offer and sale of the Issued MRTC Units are subsequently registered under the Securities Act and all applicable state, foreign or local securities laws, or an exemption from such registration is available;

(iii) there is currently no established market for the Issued MRTC Units;

(iv) a notation shall be made in the appropriate records of MRTC indicating that the Issued MRTC Units are subject to restrictions on transfer, and if MRTC should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to such Issued MRTC Units; and

(v) any certificates issued in connection with the Issued MRTC Units will bear any appropriate local, state, federal or foreign securities law legends.

(d) Restrictions on Transfer. Each member of the Bryant Unit Group agrees and acknowledges, on his, her or its own behalf, that he, she or it will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (“Transfer”) any of the Issued MRTC Units, or solicit any offers to purchase or otherwise acquire or to take a pledge of any of the Issued MRTC Units, except in compliance with the provisions of the Securities Act, any other state or local laws, MRTC’s Amended and Restated Limited Liability Company Agreement, dated as of April 24, 1997, as amended up and through the fifth amendment thereto, dated September 22, 2004 (the “LLC Company Agreement”), and the Securityholders’ Agreement, made as of April 24, 1997, between MRTC and each of the securityholders from time to time a party thereto (the “Securityholders’ Agreement”). If requested by MRTC, each member of the Bryant Unit Group shall provide evidence to MRTC that any action that he, she or it takes with respect to any of the Issued MRTC Units is in compliance with the Securities Act, any state or local laws, the LLC Company Agreement and the Securityholders’ Agreement including, if deemed appropriate by MRTC, opinions of counsel. Any proposed Transfer in violation of this section shall be void.

(e) Other Interests. Each member of the Bryant Unit Group agrees and acknowledges, on his, her or its own behalf, that, upon consummation of the MRTC Unit Issuance, other than the Owned MRTC Units, the CCI Shares and the Notes, such member of the Bryant Unit Group will have no rights or interests in any of MRTC, CCI or any of their subsidiaries or any of their respective properties or assets.

Section 7. Note Pay-Off.

(a) As soon as practicable after the funding of the MRTC Financing (as defined below), but in no event later than December 31, 2004 (such date, the “Pay-Off Date”), subject to the terms and conditions set forth herein, MRTC will repay the Notes in full in an aggregate amount of $20,000,000.01 (the “Pay-Off Amount”). MRTC will remit the Pay-Off Amount, as appropriate, to each member of the Bryant Group as follows and in accordance with the instructions attached hereto as Exhibit A:

(i) MRTC shall remit $6,666,666.67 to D. Bryant.

(ii) MRTC shall remit $6,666,666.67 to G. Bryant, jointly with L. Bryant.

(iii) MRTC shall remit $6,666,666.67 to the Trust.

(b) Upon receipt of the Pay-Off Amount, all obligations of MRTC under the Notes to each member of the Bryant Group shall be paid in full, satisfied and discharged and shall terminate and the Notes shall immediately terminate and be of no further force and effect; provided that MRTC shall remain obligated to effectuate the MRTC Unit Issuance in full settlement of all accrued and unpaid interest on the Notes owed by MRTC through the Final Settlement Date (as defined below) pursuant to Section 8 of this Agreement.

(c) Each member of the Bryant Group will individually deliver the original Note in his, her or its possession marked as “CANCELLED” to MRTC or its representatives via messenger or overnight delivery service on the Pay-Off Date promptly following receipt of his, her or its respective Pay-Off Amount. In addition, MRTC will execute and deliver to any member of the Bryant Group, at the request and expense of such member of the Bryant Group, such additional documents, instruments or releases (all of which shall be prepared by such member of the Bryant Group, without recourse or warranty to MRTC and otherwise in form and substance reasonably satisfactory to MRTC) as such member of the Bryant Group may reasonably request to further evidence the termination of the Notes.

Section 8. Interest Settlement and MRTC Unit Issuance.

(a) No later than December 31, 2004 (such date, the “Final Settlement Date”), subject to the terms and conditions set forth herein, MRTC shall issue 2,000,000 newly issued MRTC Class A membership units at a price of $0.495 per unit (the “Issued MRTC Units”) as follows (the “MRTC Unit Issuance”):

(i) D. Bryant shall receive 666,666.66 Issued MRTC Units.

(ii) G. Bryant shall receive 666,666.66 Issued MRTC Units.

(iii) The Trust shall receive 666,666.66 Issued MRTC Units.

(b) Each member of the Bryant Group hereby confirms and agrees that, upon receipt of the Issued MRTC Units, all accrued and unpaid interest on the Notes owed by MRTC through the Final Settlement Date shall be deemed paid and settled in full.

(c) MRTC shall effect the issuance of the Issued MRTC Units as provided for in this Section 8 by executing an Agreement and Waiver of the Securityholders’ Agreement (the “Agreement and Waiver”), substantially in the form attached hereto as Exhibit B.

(d) The Issued MRTC Units shall have the same rights and obligations as all other Class A Units (as defined in the LLC Company Agreement) issued pursuant to the LLC Company Agreement and in accordance with the Securityholders’ Agreement.

Section 9. Tax Matters. For tax purposes, the interest income and expense on the Notes through the Final Settlement Date shall be $3,056,725.52.

Section 10. Closing. The closing of the transactions contemplated by Section 7 of this Agreement (the “Pay-Off Closing”) shall take place at the offices of Kilpatrick Stockton in Atlanta, Georgia on the Pay-Off Date, or at such time and place as MRTC and the Bryant Group shall agree prior to the Pay-Off Closing (the date of the Pay-Off Closing being referred to as the “Pay-Off Closing Date”). The closing of the transactions contemplated by Section 8 of this Agreement (the “MRTC Unit Issuance Closing”) shall take place at the offices of Kilpatrick Stockton in Atlanta, Georgia on the Final Settlement Date, or at such time and place as MRTC and the Bryant Unit Group shall agree prior to the MRTC Unit Issuance Closing (the date of the MRTC Unit Issuance Closing being referred to as the “MRTC Unit Issuance Closing Date”).

Section 11. Conditions to the Pay-Off Closing.

(a) MRTC’s obligation to consummate the transactions contemplated by Section 7 of this Agreement at the Pay-Off Closing is subject to satisfaction or wavier of the following conditions:

(i) MRTC shall have obtained all necessary consents to the Transactions as required under MRTC’s governing documents and agreements, including, without limitation, the due execution of the Agreement and Waiver by each of the parties thereto;

(ii) MRTC (x) shall have obtained a financing commitment to refinance the Notes that shall then be in effect and that shall entitle MRTC to an amount sufficient and satisfactory to MRTC, (y) all conditions to such commitment shall be satisfied or waived by the lender thereto and (z) the lender thereto shall have funded such financing (such financing, the “MRTC Financing”);

(iii) the representations and warranties of the Bryant Group contained in this Agreement shall be and remain at and as of the Pay-Off Closing Date true and correct, and MRTC shall have received a certificate of each member of the Bryant Group to the foregoing effect; and

(iv) receipt by MRTC of an instruction letter authorizing a representative of the Bryant Group to accept the Pay-Off Amount on behalf of the Bryant Group.

(b) The Bryant Group’s obligations to consummate the transactions contemplated by Section 7 of this Agreement at the Pay-Off Closing are subject to satisfaction or waiver of the following conditions:

(i) the representations and warranties of MRTC contained in this Agreement shall be and remain at and as of the Pay-Off Closing Date true and correct, and the Bryant Group shall have received a certificate of the Chief Executive Officer or a Vice President of MRTC to the foregoing effect; and

(ii) receipt by the Bryant Group of the Pay-Off Amount.

Section 12. Conditions to the MRTC Unit Issuance Closing.

(a) MRTC’s and the Bryant Unit Group’s obligations to consummate the transactions contemplated by Section 8 of this Agreement at the MRTC Unit Issuance Closing are subject to satisfaction of the following condition:

(i) the consummation of the Pay-Off Closing.

(b) MRTC’s obligation to consummate the transactions contemplated by Section 8 of this Agreement at the MRTC Unit Issuance Closing is subject to satisfaction or wavier of the following conditions:

(i) the representations and warranties of the Bryant Unit Group contained in this Agreement shall be and remain at and as of the MRTC Unit Issuance Closing Date true and correct, and MRTC shall have received a certificate of each member of the Bryant Unit Group to the foregoing effect;

(ii) receipt by MRTC of an instruction letter authorizing a representative of the Bryant Unit Group to accept on behalf of the Bryant Unit Group certificates or other documents reasonably satisfactory to the Bryant Unit Group evidencing the Issued MRTC Units; and

(iii) receipt by MRTC of a receipt in form and substance reasonably satisfactory to MRTC of acceptance by each member of the Bryant Unit Group of the Issued MRTC Units.

(c) The Bryant Unit Group’s obligations to consummate the transactions contemplated by Section 8 of this Agreement at the MRTC Unit Issuance Closing are subject to satisfaction and waiver of the following conditions:

(i) the representations and warranties of MRTC contained in this Agreement shall be and remain at and as of the MRTC Unit Issuance Closing Date true and correct, and the Bryant Unit Group shall have received a certificate of the Chief Executive Officer or a Vice President of MRTC to the foregoing effect; and

(ii) receipt by each member of the Bryant Unit Group of certificates or other documents reasonably satisfactory to the Bryant Unit Group evidencing the Issued MRTC Units.

Section 13. Release of Claims.

(a) Upon the execution of this Agreement by all the parties hereto, each member of the Bryant Group, on his, her or its behalf and on behalf of their respective affiliates, associates, personal representatives, representatives, executors, heirs, administrators, successors, assigns, spouses, partners, beneficiaries, employees, attorneys, advisors and agents (the “Bryant Group Releasing Parties”), for good and sufficient consideration, the receipt of which is acknowledged, release absolutely and forever discharge MRTC and its predecessors, successors, assigns, parents, members, subsidiaries, divisions and affiliated companies, and each of their respective former, current and future officers, directors, owners, managers, employees, partners, associates, representatives, shareholders, attorneys, advisors, and agents, and each of them (the “MRTC Released Parties”), from any and all actual or possible claims, charges, damages, demands, debts, liabilities, losses, accounts, reckonings, obligations, suits, actions and causes of action of every kind and nature whatsoever, including but not limited to those arising under contract, statute or common law, whether or not known or suspected at this time, (collectively, “Claims”) which the Bryant Group Releasing Parties have, or ever had, owned or held, or hereafter can, shall or may have against the MRTC Released Parties, based upon, arising out of, related to, or by reason of any cause, occurrence, event, act, fact, circumstance, thing, statement or omission occurring before the date of this Agreement relating to, arising solely from or in connection with the Notes, the payment of the Pay-Off Amount and Section 8(b) of this Agreement.

(b) Upon the execution of this Agreement by all the parties hereto, MRTC, on its behalf and on behalf of its respective affiliates, associates, members, personal representatives, representatives, executors, heirs, administrators, successors, assigns, spouses, partners, beneficiaries, employees, attorneys, advisors and agents (the “MRTC Releasing Parties”), for good and sufficient consideration, the receipt of which is acknowledged, release absolutely and forever discharge each member of the Bryant Group and each of their respective successors, assigns, representatives, attorneys, advisors and agents, and each of them (the “Bryant Group Released Parties”), from any and all Claims which the MRTC Releasing Parties have, or ever had, owned or held, or hereafter can, shall or may have against the Bryant Group Released Parties, based upon, arising out of, related to, or by reason of any cause, occurrence, event, act, fact, circumstance, thing, statement or omission occurring before the date of this Agreement relating to, arising solely from or in connection with the payment of the Pay-Off Amount and Section 8(b) of this Agreement.

Section 14. Miscellaneous Provisions.

(a) Fees and Expenses. Each party hereto agrees to bear its own fees and expenses relating to each of the matters referred to, contemplated by or the subject of this Agreement.

(b) Amendment and Modification. This Agreement may be amended, modified and supplemented only by written agreement of each member of the Bryant Group and MRTC.

(c) Notices. All notices, requests, demands and other communications required or permitted hereunder shall be made in writing by hand-delivery, telecopier (with written confirmation) or air courier guaranteeing overnight delivery:

(i) If to the Bryant Group, to:

Daniel M. Bryant

255 Lincoln Trail

Richmond Hill, GA 31324

with a copy to:

Grayson P. Lane, Esq.

Lane & Crowe, PC

601 “I” Street

P.O. Box 1891

Brunswick, GA 31521-1891

and           G. Allan Bryant and Linda S. Bryant

P.O. Box 899

Allenhurst, GA 31301

with a copy to:

Alex L. Zipperer, Esq.

Zipperer & Lorberbaum

200 E. St. Julian Street

P.O. Box 9147

Savannah, GA 31412

and           The Michael E. Bryant

Life Trust

c/o Daniel M. Bryant

255 Lincoln Trail

Richmond Hill, GA 31324

c/o G. Allan Bryant

P.O. Box 899

Allenhurst, GA 31301

and

c/o Thomas J. Ratcliffe, Jr., Esq.

Ratcliffe & Smith, P.C.

103 North Main Street

P.O. Box 469

Hinesville, GA 31310-3215

with a copy to:

Larry R. Golden, CPA

Golden Associates

769 E. Oglethorpe Highway

P.O. Box 967

Hinesville, GA 30310-0967

and

Mr. A. Kimbrough Davis, Esq.

Kilpatrick Stockton LLP

1100 Peachtree Street

Suite 2800

Atlanta, GA 30309-4530

or to such other persons or addresses as the Bryant Group shall reasonably furnish to MRTC;

(ii) If to MRTC, to:

Madison River Telephone Company, LLC

103 South Fifth Street

PO Box 430

Mebane, North Carolina 27302

Attention: Chief Financial Officer

Telecopier: (919) 563-4993

with a copy to:

Madison River Telephone Company, LLC

103 South Fifth Street

PO Box 430

Mebane, North Carolina 27302

Attention: General Counsel

Telecopier: (919) 563-4993

and

Skadden, Arps, Slate, Meagher & Flom LLP

333 West Wacker Drive

Chicago, Illinois 60606

Attention: Gary P. Cullen, Esq.

Telecopier: (312) 407-0411

or to such other persons or addresses as MRTC shall reasonably furnish to the Bryant Group in writing.

All such notices, requests, demands and other communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

(d) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall fail to be in effect only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement or of any such provision.

(e) Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise provided for or permitted herein, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other party.

(f) Governing Law. This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of law doctrine.

(g) Jurisdiction and Venue. WITHOUT LIMITING THE RIGHT OF EACH OF MRTC AND THE BRYANT GROUP TO BRING ANY ACTION OR PROCEEDING AGAINST THE OTHER PARTY OR AGAINST PROPERTY OF THE OTHER PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT (AN “ACTION”) IN THE COURTS OF OTHER JURISDICTIONS, EACH OF MRTC AND THE BRYANT GROUP HEREBY IRREVOCABLY SUBMIT TO AND ACCEPT THE NONEXCLUSIVE JURISDICTION OF ANY FEDERAL COURT SITTING IN THE STATE OF GEORGIA, AND EACH OF MRTC AND THE BRYANT GROUP HEREBY IRREVOCABLY AGREE THAT ANY ACTION MAY BE HEARD AND DETERMINED IN SUCH FEDERAL COURT. EACH OF MRTC AND THE BRYANT GROUP HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THAT IT MAY EFFECTIVELY DO SO, ANY DEFENSE OR OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY DEFENSE OR OBJECTION TO VENUE BASED ON THE GROUNDS OF FORUM NONCONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE MAINTENANCE OF ANY ACTION IN ANY SUCH JURISDICTION. EACH OF MRTC AND THE BRYANT GROUP HEREBY IRREVOCABLY AGREE THAT THE SUMMONS AND COMPLAINT OR ANY OTHER PROCESS IN ANY ACTION IN ANY JURISDICTION MAY BE SERVED BY MAILING (USING CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID) TO THE NOTICE ADDRESS FOR SUCH PARTY SPECIFIED ABOVE OR BY HAND DELIVERY TO A PERSON OF SUITABLE AGE AND DISCRETION AT SUCH ADDRESS. SUCH SERVICE WILL BE COMPLETE ON THE DATE SUCH PROCESS IS SO MAILED OR DELIVERED, AND SUCH PARTY WILL HAVE THIRTY DAYS FROM SUCH COMPLETION OF SERVICE IN WHICH TO RESPOND IN THE MANNER PERMITTED BY LAW. EACH OF MRTC AND THE BRYANT GROUP MAY ALSO BE SERVED IN ANY OTHER MANNER PERMITTED BY LAW, IN WHICH EVENT SUCH PARTY’S TIME TO RESPOND SHALL BE THE TIME PROVIDED BY LAW.

(h) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(i) Headings. The headings of the Sections of this Agreement are inserted for convenience only and shall not constitute a part hereof or affect in any way the meaning or interpretation of this Agreement.

(j) Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, relating to the subject matter hereof.

(k) Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach by a party of any covenants or agreements contained in this Agreement will cause the other party to sustain injury for which it would not have an adequate remedy at law for money damages. Therefore each of the parties hereto agrees that in the event of any such breach, the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and preliminary and permanent injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity, and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief.

(l) Third Parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or corporation, other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement; provided, however, it is specifically agreed that each of the MRTC Released Parties are deemed to be direct third party beneficiaries of Section 13 of this Agreement and each of them shall be entitled to the benefits of, and be permitted to enforce, the provisions of Section 13 as if they were a party to this Agreement.

IN WITNESS WHEREOF, MRTC and each member of the Bryant Group have executed this Agreement effective as of the date and year first above written.

MADISON RIVER TELEPHONE COMPANY, LLC

By:	/s/ Paul H. Sunu
Name:	Paul H. Sunu
Title:	CEO

/s/ Daniel M. Bryant
DANIEL M. BRYANT

/s/ G. Allan Bryant
G. ALLAN BRYANT

/s/ Linda S. Bryant
LINDA S. BRYANT

THE MICHAEL E. BRYANT LIFE TRUST

By:	/s/ Daniel M. Bryant
Co-Trustee for Michael E. Bryant

By:	/s/ G. Allan Bryant
Co-Trustee for Michael E. Bryant

By:	/s/ Thomas J. Ratcliffe
Co-Trustee for Michael E. Bryant

Exhibit 10.5

Exhibit A

[Wiring Instrutctions]

Exhibit B

AGREEMENT AND WAIVER

THIS AGREEMENT AND WAIVER (this “Agreement”), dated as of November 24, 2004, by and among Madison River Telephone Company, LLC, a Delaware limited liability Company (“MRTC”) and each party executing the signature pages hereto (each, a “Holder”).

WHEREAS, each of Daniel M. Bryant (“D. Bryant”), G. Allan Bryant (“G. Bryant”), Linda S. Bryant (“L. Bryant”) and The Michael E. Bryant Life Trust (the “Trust,” and together with D. Bryant, G. Bryant and L. Bryant, the “Bryant Group”) holds a term note issued by MRTC, dated April 10, 2002, in the original principal amount of $6,666,666.67, as amended pursuant to that certain Note Amendment and Mortgage Prepayment Agreement, dated as of December 29, 2003, by and among MRTC, Coastal Communications, Inc., the Bryant Group, The Glenn E. Bryant Trust and G. Bryant and D. Bryant as Administrators, CTA for the Estate of Glenn E. Bryant, deceased and the Bryant Brothers Business Interests Partnership (each a “Note” and collectively, the “Notes”);

WHEREAS, it is proposed that MRTC and the other parties thereto enter into that certain Note Repayment and Settlement Agreement, by and among MRTC and the Bryant Group (the “Note Repayment and Settlement Agreement”), pursuant to which MRTC would repay the Notes in full in an aggregate amount of $20,000,000.01 (the “Note Pay-Off”) and issue an aggregate amount of 2,000,000 MRTC Class A membership units at a price of $0.495 per unit to D. Bryant, G. Bryant and the Trust in full settlement of all accrued and unpaid interest on the Notes owed by MRTC through the date of the Note Pay-Off;

WHEREAS, the Holders desire to approve the form, terms and provisions of the Note Repayment and Settlement Agreement; and

WHEREAS, in connection with the transactions contemplated by the Note Repayment and Settlement Agreement, the Holders have agreed to waive the provisions of Section 6 of that certain Securityholders’ Agreement, made as of April 24, 1997, between MRTC and each of the securityholders from time to time a party thereto (the “Securityholders’ Agreement”).

NOW THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, MRTC and the Holders have agreed as follows.

Section 1. Note Repayment and Settlement Agreement. Each Holder, by its execution hereof, hereby approves the form, terms and provisions of the Note Repayment and Settlement Agreement.

Section 2. Waiver of Securityholders’ Agreement. Each Holder, by its execution hereof, in its capacity as a Securityholder (as defined in the Securityholders’ Agreement) and, if applicable, in its capacity as a Preemptive Rights Member (as defined in the Securityholders’ Agreement), hereby waives the rights, if any, granted to such Holder pursuant to Section 6 of the Securityholders’ Agreement as such rights would apply to the transactions contemplated by the Note Repayment and Settlement Agreement, but for the application of this waiver.

Section 3. Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise provided for or permitted herein, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties hereto.

Section 4. Governing Law. This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of law doctrine.

Section 5. Counterparts. This Agreement may be executed on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first indicated above.

/s/ J. Stephen Vanderwoude
J. Stephen Vanderwoude
(On behalf of himself individually and the J. Stephen Vanderwoude IRA and J. Stephen Vanderwoude Revocable Living Trust)

/s/ James D. Ogg
James D. Ogg

/s/ Paul H. Sunu
Paul H. Sunu

/s/ Bruce J. Becker
Bruce J. Becker

Daniel M. Bryant

G. Allen Bryant

Madison Dearborn Capital Partners II, L.P.

By:	/s/ Michael Cole
Its:	Director

Stone Street Fund 1997, L.P.
By:	Stone Street 1997, L.L.C.
Its General Partner

By:
Name:
Title:

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GS Capital Partners II, L.P.
By:	GS Advisors II, L.L.C.
Its General Partner

By:
Name:
Title:

GSCPII Offshore Mad River Holding, L.P.
By:	GS Capital Partners II Offshore, L.P.
Its General Partner
By:	GS Advisors II, L.L.C.
Its General Partner

By:
Name:
Title:

Bridge Street Fund 1997, L.P.
By:	Stone Street 1997, L.L.C.
Its General Partner

By:
Name:
Title:

Providence Equity Partners L.P.
By:	Providence Equity Partners L.L.C.
Its General Partner

By:	/s/ Paul J. Salem
Name: Paul J. Salem
Title: Managing Director

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Providence Equity Partners II L.P.
By:	Providence Equity Partners L.L.C.
Its General Partner

By:	/s/ Paul J. Salem
Name: Paul J. Salem
Title: Managing Director

GSCP II Mad River Holding, L.P.
By:	GS Capital Partners II, L.P.
Its General Partner
By:	GS Advisors, L.L.C.
Its General Partner

By:
Name:
Title:

GSCP II Germany Mad River Holding L.P.
By:	Goldman, Sachs & Co. Verwaltungs GmbH
Its General Partner

By:
Name:
Title:

Madison Dearborn Capital Partners III, L.P.

By:	/s/ Michael Cole
Its:	Director

Madison Dearborn Special Equity III, L.P.

By:	/s/ Michael Cole
Its:	Director

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Special Advisors Fund I, L.L.C.

By:	/s/ Michael Cole
Its:	Director

Special Co-Invest Partners I

By:	/s/ Michael Cole
Its:	Director

Michael E. Bryant Life Trust

By:
Its:

Richard A. May

Peter W. Chehayl

Edward W. Mullinix, Jr.

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